January 13, 2009
Securities and Exchange Commission
Division of Corporation Finance
100 F Street, N.E.
Washington, D.C. 20549
Attention: Filing Desk

RE:	Clinical Data, Inc. Registration Statement of Form S-4 Registration No. 333-156011
Ladies and Gentlemen:
     On behalf of Clinical Data, Inc. (the “Company”), we are hereby filing with the Securities and Exchange Commission (the “Commission”) Amendment No. 1 (the “Amendment”) to the Company’s Registration Statement on Form S-4, initially filed with the Commission on December 9, 2008. Set forth below are the Company’s responses to the comments of the Staff of the Commission’s Division of Corporation Finance (the “Staff”) given by letter (the “Comment Letter”) dated January 5, 2009 from Peggy Fisher, Assistant Director. The responses are numbered to correspond to the comments set forth in the Comment Letter, which for convenience, we have incorporated into the response letter. We are delivering one marked complete courtesy copy of the Amendment and one courtesy copy of this letter to Ms. Fisher as well as to Mary Beth Breslin of the Commission’s Division of Corporation Finance.
Fee Table
1.	Comment: We note that you appear to be registering contingent value rights in an amount that includes rights to be issued to Clinical Data, as an Avalon shareholder; however, your disclosure on page 89 indicates that upon completion of the merger, you will cancel the Avalon shares that you held immediately prior to the effective time of the merger. Please advise or revise.
Response: In response to this comment, the Company has provided additional parenthetical language in footnote 1 to the registration fee table clarifying that the number of shares of Avalon common stock assumed to be outstanding does not include the shares owned by Clinical Data, which will be cancelled immediately prior to the effective time of the merger. Consequently, the Company is not registering contingent value rights in an amount that includes rights to be issued to Clinical Data.

Securities and Exchange Commission
January 13, 2009
Page Two
Prospectus Summary
2.	Comment: Please revise your summary disclosure to provide the following information with respect to the contingent value rights:
•	a brief description of the milestones that must be met in order to receive the milestone payments under Avalon’s collaboration agreements;

•	the reason for the $2.5 million cap on milestone payments to be distributed to contingent value rights holders and the selection of June 30, 2010 as the “milestone date”;

•	the maximum amount that Clinical Data or Avalon could receive as milestone payments under the agreements both prior to and after June 30, 2010; and

•	an estimate of when any distribution to shareholders under the CVR agreement will be made in relation to the milestone date of June 30, 2010.
Response: In response to this comment, the Company has revised the description of the contingent value rights in the Prospectus Summary.
Risk Factors, page 19
3.	Comment: Please add a risk factor regarding the uncertainty of the tax treatment for the receipt of Clinical Data stock under the CVR agreement.

Response: In response to this comment, the Company has added a new risk factor beginning on page 23 of the Amendment.
If certain milestones do not occur..., page 20
4.	Comment: Please revise to provide specific, quantified information regarding the milestones that must be met in order for CVR holders to receive a distribution under the CVR agreement. Indicate that Avalon shareholders will not be able to determine the total value of the consideration that they will receive prior to voting in the merger since a portion of the consideration will be contingent upon the occurrence of future events.

Response: In response to this comment, the Company has revised this risk factor beginning on page 21 of the Amendment.
The Merger, page 63
5.	Comment: Please expand the background disclosure to explain why the CVRs were proposed as a form of contingent and delayed consideration to Avalon shareholders, rather than having the Avalon shareholders receive all of the merger consideration at the closing of the merger.

Securities and Exchange Commission
January 13, 2009
Page Three
Response: In response to this comment, the Company has added additional disclosure on page 71 of the Amendment.
Material United Stated Federal Income Tax Consequences..., page 83
6.	Comment: It appears that the federal tax consequences to investors for shares issued pursuant to the CVR Agreement may be material to investors and that an opinion should be filed pursuant to Item 601(b)(8) of Regulation S-K. Please expand the disclosure under this caption to describe counsel’s opinion and the assumptions upon which the opinion is based. If counsel is unable to opine on this issue, please so state, and explain why it is not able to opine and the possible outcomes and risks to investors.

Response: Under the Internal Revenue Code of 1986, as amended (the “Code”), and existing Internal Revenue Service rules and regulations, the U.S. federal income tax treatment of the receipt of Clinical Data stock under the CVR agreement is uncertain. In particular, Avalon stockholders may be required to recognize imputed interest and gain (or loss) at the time any Clinical Data stock is received based on the amount by which the excess of the value of such Clinical Data stock over the imputed interest amount exceeds (or is less than) the contingent value of the such shares. Alternately, Avalon stockholders might not be required (or permitted) to recognize imputed interest income or gain or loss at the time such Clinical Data stock is received with the result that the contingent value of such shares will become the adjusted basis of such Clinical Data stock. For this reason, no opinion of counsel can be given on this issue due to the uncertainty of such treatment under the Code and existing Internal Revenue Service rules and regulations.

In response to the Staff’s comment, the Company has added additional disclosure on page 88 of the Amendment specifying that no representation or opinion can be given as to the tax consequences of the receipt by investors of Clinical Data stock under the CVR agreement. In addition, the Company has added a risk factor beginning on page 21 of the Amendment describing the possible outcomes and risks to investors of the receipt of shares of Clinical Data stock pursuant to the CVR agreement.
The CVR Agreement, page 105
7.	Comment: We note your statement in the introductory paragraph that although you do not expect the definitive form of the CVR agreement to differ from the form of CVR agreement included with the proxy statement/prospectus in any respect that would be material to holders of contingent value rights, there can be no assurance that any changes will not, in fact, be material to holders. Please confirm that you will recirculate a revised proxy statement/prospectus that also includes the definitive form of the CVR agreement with sufficient time prior to the shareholder vote in the event that the definitive version of the CVR agreement does, in fact, differ materially from the version delivered with this proxy statement/prospectus. Also add appropriate risk factor disclosure.

Securities and Exchange Commissione
January 13, 2009
Page Four
Response: In response to this comment, the Company has revised the description of the CVR agreement, which, in part, confirms that the Company will recirculate a revised proxy statement/prospectus including the definitive form of the CVR agreement in the event that the definitive version of the CVR agreement differs materially from the version delivered with this proxy statement/prospectus. In addition, in response to the Staff’s comment, the Company has revised its risk factor disclosure on page 21 of the Amendment.

8.	Comment: Please explain how you determined which agreements are the subject of the CVR agreement, how you determined June 30, 2010 as the “milestone date,” and how you determined the $2.5 million figure as the maximum amount to be distributed to Avalon shareholders pursuant to the CVR agreement. Please also disclose the milestones for which you may receive payments under the collaboration agreements prior to June 30, 2010, what steps you plan to take to achieve these milestones, management’s views about business objectives that would have to be achieved to meet the milestone payments, and any other material information related to the milestone payments.

Response: In response to this comment, the Company has revised the description of the CVR agreement beginning on page 109 of the Amendment.

9.	Comment: We note your disclosure that not more than 30 days after the milestone date, you will inform the rights agent of the milestone payments and the rights agent will mail instructions to CVR holders regarding the surrender of their CVR certificates. Please revise your disclosure to provide an estimate of when in relation to the milestone date CVR holders will actually receive the shares or cash amounts due to them under the CVR agreement. Quantify, to the extent practicable, any fees or expenses that may be deducted from the milestone payments. Indicate whether milestone payments received by Clinical Data or Avalon prior to the milestone date will be placed in escrow and state, if true, that the amounts of Clinical Data stock or cash distributed pursuant to the CVR agreement will not include interest on the milestone payments received prior to the milestone date and will not accrue during the period between the milestone date and the distribution date(s). Finally, provide appropriate risk factor disclosure concerning the length of time that will elapse prior to any distribution under the CVR agreement.

Response: In response to this comment, the Company has revised the disclosure regarding the CVR Agreement beginning on page 109 of the Amendment and has revised its risk factor disclosure on page 21 of the Amendment.
* * * * * *
     When appropriate, the Company will provide a written request for acceleration of the effective date of the registration statement and will include the requested “Tandy” language therein. The Company is aware of its obligations under Rules 460 and 461 regarding requesting acceleration of the effectiveness of the registration statement.

Securities and Exchange Commission
January 13, 2009
Page Five
     We hope that the above responses and the related revisions to the Amendment will be acceptable to the Staff. Please do not hesitate to call Miguel Vega or Marc Recht of this firm at (617) 937-2300 with any comments or questions regarding the Amendment and this letter. We thank you for your time and attention.
Best regards,
/s/ Luke J. Albrecht
Luke J. Albrecht

cc:	Securities and Exchange Commission

Peggy Fisher Mary Beth Breslin

Clinical Data, Inc.

Andrew J. Fromkin C. Evan Ballantyne Caesar J. Belbel John McCabe

Cooley Godward Kronish LLP

Miguel J. Vega Marc A. Recht

Avalon Pharmaceuticals, Inc.

Kenneth C. Carter, Ph.D.

Hogan & Hartson LLP

Michael J. Silver John H. Booher

Deloitte and Touche LLP

Joseph Apke